UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Entellus Medical, Inc. (“Entellus”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2017. At the Annual Meeting, Entellus’s stockholders considered two proposals, each of which is described in more detail in Entellus’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2017.

As of the close of business on April 17, 2017, the record date for the Annual Meeting, there were 21,916,416 shares of Entellus common stock outstanding and entitled to vote at the Annual Meeting. Each share of Entellus common stock was entitled to one vote. Stockholders holding an aggregate of 19,681,419 shares of Entellus common stock entitled to vote at the Annual Meeting, representing 89.8% of the outstanding shares of Entellus common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1—	The two directors nominees proposed by the Board of Directors of Entellus were elected to serve as members of the Board of Directors, each to serve a term of three years ending at the 2020 Annual Meeting of Stockholders or until his successor has been duly elected or qualified, by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Joshua Baltzell	13,907,981	2,350,444	3,422,994
Shawn McCormick	15,075,887	1,182,538	3,422,994

Proposal No. 2—	The ratification of the appointment of Grant Thornton LLP as Entellus’s independent registered public accounting firm for the year ending December 31, 2017 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,588,674	90,762	1,983	0

Regarding Entellus’s other directors, (i) each of Brian E. Farley and Guido Neels continue to serve as a director for a term ending at Entellus’s 2018 Annual Meeting of Stockholders; and (ii) each of John K. Bakewell, David B. Milne and Robert S. White continue to serve as a director for a term ending at Entellus’s 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017	ENTELLUS MEDICAL, INC.

	By:	/s/ Brent A. Moen
	Name:	Brent A. Moen
	Title:	Chief Financial Officer and Secretary